UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 26, 2009
Date of Report (Date of earliest event reported)

DORAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52738	98-0555508
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

415 West Wall, Suite 500
Midland, TX	79701
(Address of principal executive offices)	(Zip Code)

(432) 789-1180
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 26, 2009, Doral Energy Corp. (the “Company”) entered into an engagement agreement (the "Engagement Agreement") whereby the Company engaged C.K. Cooper & Company, Inc. ("CK Cooper") to act as its exclusive financial advisor. In its capacity as financial advisor, CK Cooper will assist the Company in seeking out and evaluating financing options, and in evaluating and analyzing new business opportunities.

Under the terms of the Engagement Agreement, the Company has agreed to pay to CK Cooper the following:

(1)	$125,000 of which $25,000 shall be paid upon execution of the Engagement Agreement and the remaining $100,000 payable in 11 equal monthly installments; and

(2)	125,000 shares of the Company’s common stock.

The Engagement Agreement may be terminated by the Company after the 6 month anniversary of the engagement, provided it give CK Cooper 15 days advance notice of such termination. The Engagement Agreement may be terminated by either party after the 12 month anniversary of the engagement.

In addition to the Engagement Agreement, on January 30, 2009, the Company entered into a debt advisory agreement (the "Debt Advisory Agreement") with CK Cooper. Under the Debt Advisory Agremeent, CK Cooper will assist the Company in refinancing its existing debt and in evaluating potential debt opportunities. In consideration for these services, the Company has agreed to pay CK Cooper a closing fee equal to 2% of the aggregate gross proceeds received or to be received in any debt, subordinated debt, project financing or volumetric production payment arranged by CK Cooper. The closing fee will be payable upon the closing of any such transaction.

The Debt Advisory Agreement may be terminated by the Company after the 6 month anniversary of the date of the agreement, provided it give CK Cooper 15 days advance notice of such termination. The Debt Advisory may be terminated by either party after the 12 month anniversary of the agreement.

Copies of the Engagement Agreement and Debt Advisory Agreement are attached as exhibits to this report.

ITEM 3.02        UNREGISTERED SALES OF EQUITY SECURITIES

On January 26, 2009, under the terms of the Engagement Agreement as disclosed under Item 1.01 above, the Company has agreed to issue 125,000 shares of its common stock to CK Cooper. CK Cooper has provided the Company with representations and warranties that it is an “accredited investor” as defined under Rule 501 promulgated under the Securities Act of 1933.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits

Exhibit Number	Description of Exhibit

10.1	Engagement Agreement dated January 26, 2009 between Doral Energy Corp. and C.K. Cooper & Company, Inc.

10.2	Debt Advisory Agreement dated January 30, 2009 between Doral Energy Corp. and C.K. Cooper & Company, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL ENERGY CORP.
Date: February 9, 2009
	By:	/s/ Paul C. Kirkitelos

PAUL C. KIRKITELOS
Chairman of the Board, Chief Financial
Officer, Treasurer and Secretary